SUPPLEMENT DATED JUNE 22, 2023 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco EQV Asia Pacific Equity Fund
Invesco EQV Emerging Markets All Cap Fund
Invesco EQV International Small Company Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Effective December 29, 2023, Shuxin Cao will no longer serve as a Portfolio Manager of the Funds. At that time, all references to Mr. Cao in the Summary and Statutory Prospectuses and Statements of Additional Information will be deemed to be removed.
AFG-AIF-AIMF-SUMSTATSAI-SUP 062223